Exhibit 99.1 CarGurus Investor Day June 11, 2019Exhibit 99.1 CarGurus Investor Day June 11, 2019

Cautionary Note Regarding Forward-Looking Statements Certain information contained in this presentation, other matters discussed today and answers that may be given in response to questions may include “forward-looking statements.” We may, in some cases, use terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “might,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “target,” “will,” “would,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, statements in this presentation regarding: industry trends; our market awareness; our business and growth strategy and our plans to execute on our growth strategy, including our ability to expand our global audience; the growth levers we expect to drive our business; our brand awareness efforts, including investments in audience and brand building across our U.S. and international businesses; our investments in and ability to drive adoption of new and existing products and their benefits, including revenue growth opportunities; the attractiveness and value proposition of our current offerings and other product opportunities, including with respect to our consumer finance offering and peer-to-peer marketplace; our ability to grow our paying dealer base, including by converting non-paying dealers to paying dealers, and increase revenue per subscribing dealer; our ability to maintain existing and acquire new customers; our ability to achieve our 2019 strategic initiatives; addressable opportunities, including our expansion into international markets and our international growth strategy; our success in international markets; our ability to realize benefits from our acquisition of PistonHeads; our future financial and business performance for the second quarter 2019 and full-year 2019, as well as our other long-term financial targets; and other statements regarding our plans, prospects and expectations, are examples of such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, our relationships with dealers, new product development, competition in the markets in which we operate, market growth, our ability to expand effectively into new markets, our ability to realize benefits from our acquisition of PistonHeads and successfully implement the integration strategies in connection therewith, our sales and marketing strategies, our capital resources and operating performance, our ability to operate in compliance with applicable laws, as well as other risks and uncertainties that we have detailed in the “Risk Factors” section of our Quarterly Report on Form 10-Q, filed on May 9, 2019 with the U.S. Securities and Exchange Commission. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements do not guarantee future performance and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and we undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data, including those relating to our industry and the market in which we operate, that we have obtained or derived from internally-prepared studies and surveys, a well as industry publications and reports and other publicly available information prepared by a number of third-party sources. We rely on both internal data and Google Analytics for data relating to our own key business metrics and, for consistency, we rely on Comscore for all data relating to comparisons with our competitors. Google Analytics and Comscore use different methodologies to derive their data and therefore their data for similar statistics are not comparable. These industry publications and reports generally indicate that they have obtained their information from sources believed to be reliable, but do not guarantee the accuracy and completeness of their information. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates, as there is no assurance that any of them will be reached. Based on our experience, we believe that the publications and reports are reliable and that the conclusions contained therein are reasonable. In addition, you are cautioned not to rely on our extrapolations of internally-prepared studies and surveys, as these are estimates involving a number of assumptions and limitations, which we are unable to ensure will be reached. In addition to the financial measures contained in this presentation that are prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this presentation includes certain non-GAAP financial measures and other business metrics. The presentation of non-GAAP financial information and other business metrics is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. While our non-GAAP financial measures and other business metrics are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, we urge investors to review the reconciliation of the non-GAAP financial measures to the comparable GAAP financial measure included above it in the relevant presentation slide or the Appendix to this presentation, as applicable, and not to rely on any single financial measure to evaluate our business. CarGurus® is a registered trademark of CarGurus, Inc. All other product names, trademarks and registered trademarks are property of their respective owners. ©2019 CarGurus, Inc. All Rights Reserved. 2Cautionary Note Regarding Forward-Looking Statements Certain information contained in this presentation, other matters discussed today and answers that may be given in response to questions may include “forward-looking statements.” We may, in some cases, use terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “might,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “target,” “will,” “would,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, statements in this presentation regarding: industry trends; our market awareness; our business and growth strategy and our plans to execute on our growth strategy, including our ability to expand our global audience; the growth levers we expect to drive our business; our brand awareness efforts, including investments in audience and brand building across our U.S. and international businesses; our investments in and ability to drive adoption of new and existing products and their benefits, including revenue growth opportunities; the attractiveness and value proposition of our current offerings and other product opportunities, including with respect to our consumer finance offering and peer-to-peer marketplace; our ability to grow our paying dealer base, including by converting non-paying dealers to paying dealers, and increase revenue per subscribing dealer; our ability to maintain existing and acquire new customers; our ability to achieve our 2019 strategic initiatives; addressable opportunities, including our expansion into international markets and our international growth strategy; our success in international markets; our ability to realize benefits from our acquisition of PistonHeads; our future financial and business performance for the second quarter 2019 and full-year 2019, as well as our other long-term financial targets; and other statements regarding our plans, prospects and expectations, are examples of such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, our relationships with dealers, new product development, competition in the markets in which we operate, market growth, our ability to expand effectively into new markets, our ability to realize benefits from our acquisition of PistonHeads and successfully implement the integration strategies in connection therewith, our sales and marketing strategies, our capital resources and operating performance, our ability to operate in compliance with applicable laws, as well as other risks and uncertainties that we have detailed in the “Risk Factors” section of our Quarterly Report on Form 10-Q, filed on May 9, 2019 with the U.S. Securities and Exchange Commission. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements do not guarantee future performance and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and we undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data, including those relating to our industry and the market in which we operate, that we have obtained or derived from internally-prepared studies and surveys, a well as industry publications and reports and other publicly available information prepared by a number of third-party sources. We rely on both internal data and Google Analytics for data relating to our own key business metrics and, for consistency, we rely on Comscore for all data relating to comparisons with our competitors. Google Analytics and Comscore use different methodologies to derive their data and therefore their data for similar statistics are not comparable. These industry publications and reports generally indicate that they have obtained their information from sources believed to be reliable, but do not guarantee the accuracy and completeness of their information. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates, as there is no assurance that any of them will be reached. Based on our experience, we believe that the publications and reports are reliable and that the conclusions contained therein are reasonable. In addition, you are cautioned not to rely on our extrapolations of internally-prepared studies and surveys, as these are estimates involving a number of assumptions and limitations, which we are unable to ensure will be reached. In addition to the financial measures contained in this presentation that are prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this presentation includes certain non-GAAP financial measures and other business metrics. The presentation of non-GAAP financial information and other business metrics is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. While our non-GAAP financial measures and other business metrics are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, we urge investors to review the reconciliation of the non-GAAP financial measures to the comparable GAAP financial measure included above it in the relevant presentation slide or the Appendix to this presentation, as applicable, and not to rely on any single financial measure to evaluate our business. CarGurus® is a registered trademark of CarGurus, Inc. All other product names, trademarks and registered trademarks are property of their respective owners. ©2019 CarGurus, Inc. All Rights Reserved. 2

Today’s Speakers Langley Steinert Kyle Lomeli Tom Caputo Founder, Chief Executive Chief Technology Officer Chief Product Officer Officer Sam Zales Sarah Welch Jason Trevisan President, Chief Operating Chief Marketing Officer Chief Financial Officer and Officer Treasurer Technology Data Driven Financial + + Expertise Innovation Discipline 3Today’s Speakers Langley Steinert Kyle Lomeli Tom Caputo Founder, Chief Executive Chief Technology Officer Chief Product Officer Officer Sam Zales Sarah Welch Jason Trevisan President, Chief Operating Chief Marketing Officer Chief Financial Officer and Officer Treasurer Technology Data Driven Financial + + Expertise Innovation Discipline 3

Transparency in Considered Purchases COST OF FAILED PURCHASE 4 NEED FOR TRANSPARENCYTransparency in Considered Purchases COST OF FAILED PURCHASE 4 NEED FOR TRANSPARENCY

Global Trusted Marketplace, Powerful Network Effect



More
Car Shoppers
38 M[1]
US unique average monthly visitors
More
Engagement
62M
2018 US connections
More
Dealers
40,000+[3]
US listing dealers
More
Inventory
5.5+ M[2]
US Inventory listings

Unbiased **Transparency**

- Price
- Dealer Reputation
- Vehicle Condition
- Inventory Ranking

Marketplace

Dealers
and
Peer to Peer

5

1. Google Analytics for 1Q19 2. As of 6/11/19 3. As of 6/11/19; CarGurus defines its active dealer network as consisting of all dealers based on a distinct associated inventory feed, to which CarGurus connected a user about a listing during the ninety-day period ending on the applicable measurement date.

Optimized for Consumer Relevance vs. Paid Inclusion

- How did Google disrupt Yahoo?
  - Relevance over economics
  - Algorithms provide best answers to consumer

- CarGurus ranks listings based on unbiased algorithms
  - Organic listings ranked by Deal Ratings
  - Instant Market Value considers make, model, trim, year, mileage, options and vehicle condition
  - Deal Rating incorporates Dealer Rating from CarGurus community



CarGurus
New Search
Filter Results
Save Search
2018 Honda HR-V EX-L AWD with Navigation
$22,377 $417/mo est.
9,805 mi
GREAT DEAL
$1,541 BELOW
Dealer
Westborough, MA (37 mi)

6

CarGurus

From Upstart To Market Leading Audience in Under 10 Years (MILLIONS) US Monthly Average Sessions US Monthly Average Visitors Major Google Algorithm Changes 105 70% CAGR 55% CAGR 0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 7 Source: Google Analytics, MozFrom Upstart To Market Leading Audience in Under 10 Years (MILLIONS) US Monthly Average Sessions US Monthly Average Visitors Major Google Algorithm Changes 105 70% CAGR 55% CAGR 0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 7 Source: Google Analytics, Moz

Our Freemium Marketplace Can't Be Replicated by Classified Models

LARGEST US AUTO INVENTORY OF 5.5M+ LISTINGS[1] FROM OVER 40,000 DEALERS[1]

Car Information
- Vehicle History
- Time on Site[2]

Price Information
- Instant Market Value[2]
- Deal Rating[2]
- Price History

Dealer Information
- Qualified Dealer Reviews
- Dealer Ratings

BEST-DEAL-FIRST ORGANIC SEARCH RESULTS[1]

88% of users are in-market[3]

ENGAGED, INFORMED, READY-TO-BUY CONSUMERS

37% expect to purchase car in next week[4]

1. As of 6/11/2019; compared to major US online auto marketplaces defined as CarGurus.com, Autotrader.com, Cars.com, and TrueCar.com.. 2. Proprietary among major US online auto marketplaces defined as CarGurus.com, Autotrader.com, Cars.com, and TrueCar.com. 3. Company survey of 1,767 US CarGurus users during Q2 2017. 4. 2018 CarGurus Buyer Insight Report (February 2019)

8

CarGurus

Potential Product Universe INSURANCE P2P FINANCE TRADE-IN WARRANTY LISTINGS DEALER MANAGEMENT CONSUMER LIFECYCLE MARKETPLACE MULTIPLE COUNTRIES 9Potential Product Universe INSURANCE P2P FINANCE TRADE-IN WARRANTY LISTINGS DEALER MANAGEMENT CONSUMER LIFECYCLE MARKETPLACE MULTIPLE COUNTRIES 9

We Have Rapidly Introduced Products and Tools on Both Sides of our Marketplace Existing Product Future Opportunity INSURANCE P2P FINANCE TRADE-IN WARRANTY LISTINGS MARKETPLACE DEALER MANAGEMENT CONSUMER LIFECYCLE Enhanced Featured Search Service and Vehicle Display and Shopping Social Engine Featured Priority Maintenance Lifecycle Retargeting Marketing Delivery Market Pricing Tool Analysis MULTIPLE COUNTRIES Canada UK Germany Italy Spain 10We Have Rapidly Introduced Products and Tools on Both Sides of our Marketplace Existing Product Future Opportunity INSURANCE P2P FINANCE TRADE-IN WARRANTY LISTINGS MARKETPLACE DEALER MANAGEMENT CONSUMER LIFECYCLE Enhanced Featured Search Service and Vehicle Display and Shopping Social Engine Featured Priority Maintenance Lifecycle Retargeting Marketing Delivery Market Pricing Tool Analysis MULTIPLE COUNTRIES Canada UK Germany Italy Spain 10

Potential Product Universe Unlocks Large TAM

US NEW AND USED CAR RETAIL SALES: $1.4T[1]

P2P

$6B
Total US Value[2]

FINANCE

$3B
US Used Car Loan Commissions[3]

INSURANCE WARRANTY

TRADE-IN

LISTINGS MARKETPLACE

CONSUMER LIFECYCLE

Increase Consumer Retention
+
Reduce Cost of Customer Acquisition

DEALER MANAGEMENT

$13.9B
US Dealer Digital Marketing Spend[4]

$5.3B
US Dealer Software Spend[5]

$3.3B
US OEM Display Ad Spend[6]

MULTIPLE COUNTRIES

$23B
International Total Automotive Advertising Spend[7]

1. BEA (2018), Edmunds (2018), Mannheim (2018) 2. Borrell (2018), Internal Estimates 3. Transunion (2018), Internal Estimates 4. Borrell (2018) 5. Investment bank research (2019) 6. Borrell (2018) 7. Investment bank research (2019); spend includes Canada, UK, Germany, Italy and Spain

11

CarGurus

2019 Strategic Initiatives INITIATIVE Company-Wide Grow Connections and Brand Initiatives Long-Term Expand MRR Focused Scale International Accretive to Enterprise Value $ Launch Consumer Finance Platform Board-Vetted and Approved Digitize Peer-to-Peer (P2P) Marketplace 122019 Strategic Initiatives INITIATIVE Company-Wide Grow Connections and Brand Initiatives Long-Term Expand MRR Focused Scale International Accretive to Enterprise Value $ Launch Consumer Finance Platform Board-Vetted and Approved Digitize Peer-to-Peer (P2P) Marketplace 12

Auto Financing Lacks Transparency and Efficiency 1 TIME SPENT AT DEALERSHIP CAR SHOPPER SATISFACTION WITH 2 DEALERSHIP PROCESS Negotiation and Financing Everything Else Process Satisfaction Level Test Drive 45% Car shoppers Interaction with Sales 37% Staff spend more than 90 minutes on Price Transparency 29% negotiation and financing Financing 27% Negotiation 25% 13 1. Cox Automotive Car Shopper Journey (2018) 2. CarGurus survey of 3,000 recent auto purchasers in partnership with GfK, Q1 2019Auto Financing Lacks Transparency and Efficiency 1 TIME SPENT AT DEALERSHIP CAR SHOPPER SATISFACTION WITH 2 DEALERSHIP PROCESS Negotiation and Financing Everything Else Process Satisfaction Level Test Drive 45% Car shoppers Interaction with Sales 37% Staff spend more than 90 minutes on Price Transparency 29% negotiation and financing Financing 27% Negotiation 25% 13 1. Cox Automotive Car Shopper Journey (2018) 2. CarGurus survey of 3,000 recent auto purchasers in partnership with GfK, Q1 2019

2019 Strategic Initiatives: Launch Consumer Financing Integrated Loan Pre-Qualification Consumer Gains Clarity on Financing Dealer Retains Ability to Offer Other Options F&I Economics Not Impacted Next Step Towards Robust Digital Retailing 142019 Strategic Initiatives: Launch Consumer Financing Integrated Loan Pre-Qualification Consumer Gains Clarity on Financing Dealer Retains Ability to Offer Other Options F&I Economics Not Impacted Next Step Towards Robust Digital Retailing 14

Peer-to-Peer Deserves an Innovative Solution 15Peer-to-Peer Deserves an Innovative Solution 15

2019 Strategic Initiatives: Peer-to-Peer Marketplace 11M Cars Sold Peer-to-Peer 1 Annually in US Giving Sellers Access to Large Audience of Buyers Focusing Efforts on Digitized Experience Secure, Safe, Transparent Transactions 16 1. NIADA (2018)2019 Strategic Initiatives: Peer-to-Peer Marketplace 11M Cars Sold Peer-to-Peer 1 Annually in US Giving Sellers Access to Large Audience of Buyers Focusing Efforts on Digitized Experience Secure, Safe, Transparent Transactions 16 1. NIADA (2018)

CarGurus Core Values We are We move Pioneering Quickly We are We are Transparent Collaborative We have We are Data-Driven Integrity 17CarGurus Core Values We are We move Pioneering Quickly We are We are Transparent Collaborative We have We are Data-Driven Integrity 17

Our Product and Engineering Team Structure Enables Rapid Innovation 225+ EMPLOYEES Consumer UX/UI Product Data Science International Process Innovation Dealer Product Analytics Product Platform Engineering Pricing Emerging Analytics Product IT Operations 18Our Product and Engineering Team Structure Enables Rapid Innovation 225+ EMPLOYEES Consumer UX/UI Product Data Science International Process Innovation Dealer Product Analytics Product Platform Engineering Pricing Emerging Analytics Product IT Operations 18

Our Technology Foundation Creates Powerful Moats Rapid Making Sense of Data-Driven Flexible Development and Large, Messy Analytics Platform Innovation Data Sets 19Our Technology Foundation Creates Powerful Moats Rapid Making Sense of Data-Driven Flexible Development and Large, Messy Analytics Platform Innovation Data Sets 19

We Develop, Test, and Deploy Products Efficiently Daily Balance of Innovation Rapid Prototyping Development and Swift Execution of New Code Data Analysis Data Collection User behavior data, industry data, performance data 20We Develop, Test, and Deploy Products Efficiently Daily Balance of Innovation Rapid Prototyping Development and Swift Execution of New Code Data Analysis Data Collection User behavior data, industry data, performance data 20

We Make Sense of Large, Disparate Datasets ! Sessions Vehicle Data Data User Transaction Dealer Data Reviews Consumer Software Marketing Systems Data Data Keyword Data + $ 21We Make Sense of Large, Disparate Datasets ! Sessions Vehicle Data Data User Transaction Dealer Data Reviews Consumer Software Marketing Systems Data Data Keyword Data + $ 21

Our Technology Drives Transparency for Consumers

UNSTRUCTURED CAR DATA FROM HUNDREDS OF SOURCES ACROSS THOUSANDS OF DEALERS



Make	BMW	BMW
Model	3-Series Coupe	328
Year	2011	2011
Trim	328	xi
Seller's Description	Comes with AWD, sun roof, and more!	2-door BMW with moon roof in excellent condition

Both are a 2011 BMW 3-Series 328xi Coupe

CarGurus Proprietary Algorithm

52M Used Car Data Points

20+ Ranking Signals
100+ Normalization Rules

Analytics, Manual Penalties, Bait & Switch Detection, Non-standard Pricing, Photos

IMV
Instant Market Value

22

CarGurus

Our Technology Drives Transparency for Consumers Deal Rating $2,688 BELOW CarGurus IMV of $28,142 $1,755 BELOW CarGurus IMV of $46,482 IMV = + User Dealer Instant $921 BELOW CarGurus IMV of $33,910 Ratings Market Value $1,363 ABOVE CarGurus IMV of $15,232 $3,947 ABOVE CarGurus IMV of $18,351 23Our Technology Drives Transparency for Consumers Deal Rating $2,688 BELOW CarGurus IMV of $28,142 $1,755 BELOW CarGurus IMV of $46,482 IMV = + User Dealer Instant $921 BELOW CarGurus IMV of $33,910 Ratings Market Value $1,363 ABOVE CarGurus IMV of $15,232 $3,947 ABOVE CarGurus IMV of $18,351 23

Our Technology Enables Rapid International Expansion

DATA AVAILABILITY AND INVENTORY ARE ESSENTIAL FOR A SUCCESSFUL MARKETPLACE LAUNCH

- Inventory
- Auto Data Availability
- Sizable Market
- Competitive Dynamics
- Legal/Compliance
- Marketing Spend
- Rep Availability/Languages

BUILDING A DYNAMIC TECHNOLOGY PLATFORM HAS ALLOWED US TO REDUCE OUR TIME TO MARKET

COUNTRY-LEVEL LAUNCH TIME (IN MONTHS)



Canada
UK
Germany
Italy
Spain
2014
2015
2017
2018

24

CarGurus

Our Focus on Innovation Has Led to a Robust Product Set and Successful Launches in New Markets

MARKETPLACES LAUNCHED

- 2006: US
- 2014: CANADA
- 2015: UNITED KINGDOM
- 2017: GERMANY
- 2018: ITALY & SPAIN

2006 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019

NEW PRODUCT INNOVATION

2010
- Instant Market Value (IMV)
- Deal Ratings
- Price History
- Time on Site
- Vehicle History

2011
- Deployed first mobile-optimized website
- Dealer Reviews

2012
- Established a direct-to-dealer sales model

2013
- Launched Sell My Car
- Added analysis features that provide price guidance on new cars

2014
- Trackable phone leads and robocall protection
- Dealer Display Ads - US

2016
- Deal Ratings Badges in US
- User-generated car comparison pages
- Managed text/chat offering in US

2018
- Audience Retargeting – US
- Featured Priority - US
- SEM Plus - US
- Delivery - US

2019
- Consumer Finance-US
- Launched Paid Search - UK

25

CarGurus

We Have Rapidly Introduced Products and Tools on Both Sides of our Marketplace Existing Product Future Opportunity INSURANCE P2P FINANCE TRADE-IN WARRANTY LISTINGS MARKETPLACE DEALER MANAGEMENT CONSUMER LIFECYCLE Enhanced Featured Search Service and Vehicle Display and Shopping Social Engine Featured Priority Maintenance Lifecycle Retargeting Marketing Delivery Market Pricing Tool Analysis MULTIPLE COUNTRIES Canada UK Germany Italy Spain 26We Have Rapidly Introduced Products and Tools on Both Sides of our Marketplace Existing Product Future Opportunity INSURANCE P2P FINANCE TRADE-IN WARRANTY LISTINGS MARKETPLACE DEALER MANAGEMENT CONSUMER LIFECYCLE Enhanced Featured Search Service and Vehicle Display and Shopping Social Engine Featured Priority Maintenance Lifecycle Retargeting Marketing Delivery Market Pricing Tool Analysis MULTIPLE COUNTRIES Canada UK Germany Italy Spain 26

Our Dealer Offerings

Basic Listing → **Paying Dealers** + **Dealer Dashboard** + **Dealer Digital Marketing Suite**

Basic Listing

Paying Dealers

Enhanced Listing

Featured Listing

Featured Priority

Delivery

Dealer Dashboard

Performance Summary

Dealer Insights

User Review Management

Pricing Tool

Market Analysis

Dealer Digital Marketing Suite

Dealer Display

Audience Retargeting

SEM Plus

27

CarGurus

Basic Listing Anonymous Only 12 Photos E-mail Leads No Dealer Branding or Contact Information 28Basic Listing Anonymous Only 12 Photos E-mail Leads No Dealer Branding or Contact Information 28

Enhanced Listing Unlocks a High-ROI Marketing Channel Opportunity Text/Chat available Up to 100 photos per E-mail form sends listing, can include contact information dealer branding Full dealer location, website, and contact information 29Enhanced Listing Unlocks a High-ROI Marketing Channel Opportunity Text/Chat available Up to 100 photos per E-mail form sends listing, can include contact information dealer branding Full dealer location, website, and contact information 29

Featured Listing Boosts Dealer Visibility while Maintaining Transparency A limited number of Great, Good, and Fair deal vehicles that match the search criteria are placed above organic results 30Featured Listing Boosts Dealer Visibility while Maintaining Transparency A limited number of Great, Good, and Fair deal vehicles that match the search criteria are placed above organic results 30

Delivery Unlocks More Shoppers for Dealers 31Delivery Unlocks More Shoppers for Dealers 31

Paying Dealers Get Access to Five Dealer Dashboard Tools that Improve Customer Acquisition

PERFORMANCE SUMMARY



- Provides dealers with real-time and historical data analyzing the connections and consumer exposure received
- Enables dealers to analyze SRP/VDP views at a granular level to inform sales and merchandising decisions

DEALER INSIGHTS[1]



- Tool for dealers to better merchandise their inventory
- Provides pricing analysis of dealer's inventory, vehicles by deal category, and summary of vehicles' missing information such as price, photos or trim

USER REVIEW MANAGEMENT



- Allows dealers to track and manage their Dealership Reviews from users.
- Dealers can respond to users and publish positive reviews to social media platforms.

MARKET ANALYSIS



- Informs dealers of local market trends in used cars
- Examples include most searched makes and models within a 50-mile radius of the dealership

PRICING TOOL



- Helps dealers evaluate the impact of pricing changes and resulting Deal Rating for each used vehicle in inventory
- Empowers dealers to make informed pricing decisions based on local data

1. Available to basic dealers.

32

CarGurus

Dealer Dashboard: Market Analysis Improve Pricing Strategy with Local Market Supply and Demand Insight Make Informed Inventory Acquisition Decisions 33Dealer Dashboard: Market Analysis Improve Pricing Strategy with Local Market Supply and Demand Insight Make Informed Inventory Acquisition Decisions 33

Dealer Dashboard: Pricing Tool Proprietary Pricing Tool Dealers Control Merchandising Identify Inventory Missing Key Information 34Dealer Dashboard: Pricing Tool Proprietary Pricing Tool Dealers Control Merchandising Identify Inventory Missing Key Information 34

Building a Digital Marketing Suite to Serve Dealer Needs (MILLIONS) 1 1 US AUTO MARKETING SPEND DEALER MARKETING MIX LONG GROWTH RUNWAY 58% $11,900 Share of 2 Visits $8,000 <5% $21,800 Share of Wallet $13,900 $390 Dealers OEMs Online Offline 2018 CarGurus US Marketplace Revenue 1. Borrell (2018) 2. As measured by presented metrics. Source: Comscore Media Metrix® Multi-Platform, Automotive – Information/Resources, Q1 2019, U.S. (Competitive set includes: 35 CarGurus.com, Autotrader.com, Cars.com, TrueCar.com)Building a Digital Marketing Suite to Serve Dealer Needs (MILLIONS) 1 1 US AUTO MARKETING SPEND DEALER MARKETING MIX LONG GROWTH RUNWAY 58% $11,900 Share of 2 Visits $8,000 <5% $21,800 Share of Wallet $13,900 $390 Dealers OEMs Online Offline 2018 CarGurus US Marketplace Revenue 1. Borrell (2018) 2. As measured by presented metrics. Source: Comscore Media Metrix® Multi-Platform, Automotive – Information/Resources, Q1 2019, U.S. (Competitive set includes: 35 CarGurus.com, Autotrader.com, Cars.com, TrueCar.com)

Dealer Display Increased Dealer Branding Consumers That Have Viewed Inventory Are Retargeted Native Templates Drive Better Engagement 36Dealer Display Increased Dealer Branding Consumers That Have Viewed Inventory Are Retargeted Native Templates Drive Better Engagement 36

Audience Retargeting

Target More of the CarGurus Audience, Even When They Leave Our Marketplace

Leveraging CarGurus' Technology

Reach in-market CarGurus shoppers who haven't yet connected with a dealership

Drive engaged shoppers directly to dealer's website with dynamic ads customized to dealer's available inventory

Maximize results through real-time optimization of ads and audience


VALUE YOUR TRADE INSTANTLY!
2010
WEBUYCARS

37

CarGurus

Search Engine Marketing Data-Driven Search Engine Marketing Focusing on the Long-Tail for Down-Funnel Traffic Leveraging CarGurus’ Bidding Strategies 38Search Engine Marketing Data-Driven Search Engine Marketing Focusing on the Long-Tail for Down-Funnel Traffic Leveraging CarGurus’ Bidding Strategies 38

Our Search Engine Marketing Scale Creates a Strong Value Prop

NUMBER OF KEYWORDS



1,000,000+
150
500
DIY Dealer
Dealer with SEM Vendor
Dealer with CarGurus SEM Plus



SEM Overview
Key Indicators
$6,077
3014
4315
230



Dealer SEM Ad Data
Filter By

39 Source: CarGurus Study Q2 2017 –Q4 2017, among average keyword generation of SEM dealers on CG compared with their previous SEM strategy.

We are Productizing the Consumer Side of Our Marketplace



Existing Product
Future Opportunity
P2P
FINANCE
INSURANCE WARRANTY
TRADE-IN
LISTINGS MARKETPLACE
Enhanced
Featured
Featured Priority
Delivery
CONSUMER LIFECYCLE
Shopping
Service and Maintenance
Vehicle Lifecycle
DEALER MANAGEMENT
Social
Search Engine Marketing
Display and Retargeting
Market Analysis
Pricing Tool
MULTIPLE COUNTRIES
Canada
UK
Germany
Italy
Spain

40

CarGurus

Bringing Transparency to Financing SOURCE OF US AUTO LOAN ORIGINATIONS Indirect Direct 15+ Million $200 Fee $3 Billion > > US Used Car per Used Car 3 1% other Loan Funded Loan Loan 79% 2 3 1 Originations Commissions Indirect 41 1. Automotive News (2018) 2. Transunion (2018) 3. Internal EstimateBringing Transparency to Financing SOURCE OF US AUTO LOAN ORIGINATIONS Indirect Direct 15+ Million $200 Fee $3 Billion > > US Used Car per Used Car 3 1% other Loan Funded Loan Loan 79% 2 3 1 Originations Commissions Indirect 41 1. Automotive News (2018) 2. Transunion (2018) 3. Internal Estimate

Launching Consumer Financing Integrated Loan Pre-Qualification Consumer Gains Clarity on Financing Dealer Retains Ability to Offer Other Options F&I Economics Not Impacted Next Step Towards Robust Digital Retailing 42Launching Consumer Financing Integrated Loan Pre-Qualification Consumer Gains Clarity on Financing Dealer Retains Ability to Offer Other Options F&I Economics Not Impacted Next Step Towards Robust Digital Retailing 42

Modernizing the Peer-to-Peer Transaction 11M Cars Sold Peer-to-Peer 1 Annually in US Giving Sellers Access to Large Audience of Buyers Focusing Efforts on Digitized Experience Secure, Safe, Transparent Transactions 43 1. NIADA (2018)Modernizing the Peer-to-Peer Transaction 11M Cars Sold Peer-to-Peer 1 Annually in US Giving Sellers Access to Large Audience of Buyers Focusing Efforts on Digitized Experience Secure, Safe, Transparent Transactions 43 1. NIADA (2018)

Peer-to-Peer Represents a Large Opportunity $700M+ US 11M US $99 $500/Unit $6B+ US > > > > Private Party Private Party Transaction Maximum Peer-to-Peer 2 Marketing Transactions Fee Product Revenue 1 3 Spend Attach Fee TAM 3 Opportunity 44 1. Borrell (2018) 2. NIADA (2018) 3. Internal estimatePeer-to-Peer Represents a Large Opportunity $700M+ US 11M US $99 $500/Unit $6B+ US > > > > Private Party Private Party Transaction Maximum Peer-to-Peer 2 Marketing Transactions Fee Product Revenue 1 3 Spend Attach Fee TAM 3 Opportunity 44 1. Borrell (2018) 2. NIADA (2018) 3. Internal estimate

Our Path to a Digital Peer-to-Peer Transaction CURRENTLY DIGITAL UNDERGOING AUTOMATION Buyer and Bill of Sale Ownership Access to Secure > > > > Seller Identity Verification Finance, Payment Verification Insurance, Processing Warranties, Vehicle Service, etc. 45Our Path to a Digital Peer-to-Peer Transaction CURRENTLY DIGITAL UNDERGOING AUTOMATION Buyer and Bill of Sale Ownership Access to Secure > > > > Seller Identity Verification Finance, Payment Verification Insurance, Processing Warranties, Vehicle Service, etc. 45

We Attract Car Shoppers By Solving Their Toughest Problems $ Most US Price Most US Best-Deal- Mobile- Inventory Transparency Focused Dealers First Search Results 46We Attract Car Shoppers By Solving Their Toughest Problems $ Most US Price Most US Best-Deal- Mobile- Inventory Transparency Focused Dealers First Search Results 46

Our Deal Ratings are More Objectively Distributed

DEAL RATING DISTRIBUTION


Great Deal
Good Deal
Fair Deal
High Price
Overpriced
Not Rated*
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CarGurus Deal Rating
Competitor 1
Competitor 2

DEAL RATING OVERLAP


Great Deal
Good Deal
Fair Deal
High Price
Overpriced
Not Rated
CarGurus Deal Rating
100%
80%
60%
40%
20%
0%
3%
7%
80%
3%
59%
Great
Good
Competitor 1 Deal Ratings
Great Deal
Good Deal
Fair Deal
High Price
Overpriced
Not Rated
CarGurus Deal Rating
100%
80%
60%
40%
20%
0%
6%
46%
13%
4%
59%
17%
31%
38%
Great
Good
Fair
Competitor 2 Deal Ratings

47

Source: CarGurus US site-wide inventory deal ratings as of 5/31/19; Competitor data collected by CarGurus between 11/16/2018 and 11/20/2018 on 2,472 listings for 10 various makes and models found on two major US automotive listings sites.

CarGurus

1 We are the #1 Online US Automotive Marketplace 1 THE LARGEST AND MOST ENGAGED AUDIENCE OF CAR SHOPPERS IN THE US 2 2 TOTAL MONTHLY VISITS TOTAL MONTHLY UNIQUE VISITORS 2.8x 1.6x our next competitor our next competitor Competitor 1 Competitor 2 Competitor 3 Competitor 1 Competitor 2 Competitor 3 1. As measured by presented metrics 48 2. Source: Comscore Media Metrix® Multi-Platform, Automotive – Information/Resources, Q1 2019, U.S. (Competitive set includes: CarGurus.com, Autotrader.com, Cars.com, TrueCar.com)1 We are the #1 Online US Automotive Marketplace 1 THE LARGEST AND MOST ENGAGED AUDIENCE OF CAR SHOPPERS IN THE US 2 2 TOTAL MONTHLY VISITS TOTAL MONTHLY UNIQUE VISITORS 2.8x 1.6x our next competitor our next competitor Competitor 1 Competitor 2 Competitor 3 Competitor 1 Competitor 2 Competitor 3 1. As measured by presented metrics 48 2. Source: Comscore Media Metrix® Multi-Platform, Automotive – Information/Resources, Q1 2019, U.S. (Competitive set includes: CarGurus.com, Autotrader.com, Cars.com, TrueCar.com)

Diverse Traffic Mix Limits Reliance on Any One Channel 1 US MONTHLY SESSIONS (MILLIONS) 110 We attract our audience from more than 15 sources 0 2016 2017 2018 2019 49 1. CarGurus Internal DataDiverse Traffic Mix Limits Reliance on Any One Channel 1 US MONTHLY SESSIONS (MILLIONS) 110 We attract our audience from more than 15 sources 0 2016 2017 2018 2019 49 1. CarGurus Internal Data

Diverse Traffic Funnel Expands Our Reach Algorithmic Direct Organic Traffic Acquisition Traffic Traffic Branded Paid Search Android/iOS App Branded Organic Search Unbranded Paid Search Direct Navigation Unbranded Display/Retargeting E-mail Organic Search Social Media Ads TV Campaigns 50Diverse Traffic Funnel Expands Our Reach Algorithmic Direct Organic Traffic Acquisition Traffic Traffic Branded Paid Search Android/iOS App Branded Organic Search Unbranded Paid Search Direct Navigation Unbranded Display/Retargeting E-mail Organic Search Social Media Ads TV Campaigns 50

Our Search Strategies Focus on the Long Tail Ford Ford F-150 70% of search activity occurs in the long tail 2018 Ford F-150 2018 Ford F-150 Blue 2018 Ford F-150 Blue – Chicago, IL 1,000 1M 200M 500M+ KEYWORDS 51 Source: Experian, seomoz.orgOur Search Strategies Focus on the Long Tail Ford Ford F-150 70% of search activity occurs in the long tail 2018 Ford F-150 2018 Ford F-150 Blue 2018 Ford F-150 Blue – Chicago, IL 1,000 1M 200M 500M+ KEYWORDS 51 Source: Experian, seomoz.org

Focusing on Long-Tail Terms Yields a Down-Funnel Audience

Honda Accord × Black × Touring × 2015 × Springfield

× 10 more terms

= 33,000 combinations

52

CarGurus

Consumer-Centric Model Pays Dividends in Keyword Bidding Max Cost Per QS*Max CPC = Quality Score Ad Slot on Page Actual CPC Click Bid Adj. Bid 9 $0.30 $2.70 1 $0.28 Bidder #2 6 $0.40 $2.40 2 $0.34 Bidder #3 4 $0.50 $2.00 3 $0.46 Bidder #4 2 $0.90 $1.80 4 0.81 Bidder #5 2 $0.80 $1.60 Not Displayed Not Displayed Adjusted Bid of the Ad in the Next Highest Slot + $0.01 = Actual CPC Quality Score of the Slot Being Priced 53Consumer-Centric Model Pays Dividends in Keyword Bidding Max Cost Per QS*Max CPC = Quality Score Ad Slot on Page Actual CPC Click Bid Adj. Bid 9 $0.30 $2.70 1 $0.28 Bidder #2 6 $0.40 $2.40 2 $0.34 Bidder #3 4 $0.50 $2.00 3 $0.46 Bidder #4 2 $0.90 $1.80 4 0.81 Bidder #5 2 $0.80 $1.60 Not Displayed Not Displayed Adjusted Bid of the Ad in the Next Highest Slot + $0.01 = Actual CPC Quality Score of the Slot Being Priced 53

Dynamic Marketing Drives Down-Funnel Engagement 1 x 1 Search Personalized Retargeting TV Online Connections Video Display Prospecting 54Dynamic Marketing Drives Down-Funnel Engagement 1 x 1 Search Personalized Retargeting TV Online Connections Video Display Prospecting 54

Data-Driven Attribution & Bidding Maximizes Efficiency Last Click First Click Linear Position-Based Cost Per Lead Time Decay Data-Driven BUDGETS & BIDS CONTINUALLY OPTIMIZED 55Data-Driven Attribution & Bidding Maximizes Efficiency Last Click First Click Linear Position-Based Cost Per Lead Time Decay Data-Driven BUDGETS & BIDS CONTINUALLY OPTIMIZED 55

Connection Conversion is Driven by ATA, Direct, and Branded Traffic US CONNECTIONS ‘16-’19 CAGR Paid, Direct, and Branded Connections Google Organic Connections 100% 30% 90% CAGR 80% 70% 60% 50% 53% CAGR 40% 30% 20% 10% 0% 2016 2017 2018 YTD 2019 56Connection Conversion is Driven by ATA, Direct, and Branded Traffic US CONNECTIONS ‘16-’19 CAGR Paid, Direct, and Branded Connections Google Organic Connections 100% 30% 90% CAGR 80% 70% 60% 50% 53% CAGR 40% 30% 20% 10% 0% 2016 2017 2018 YTD 2019 56

We Focus on Driving Quality Connections and Leads for Dealers 1 INDEXED US MONTHLY VISITORS , CONNECTIONS, LEADS (MILLIONS) 250 200 150 100 50 2016 2017 2018 2019 Unique Visitors Connections Leads 57 1. Google AnalyticsWe Focus on Driving Quality Connections and Leads for Dealers 1 INDEXED US MONTHLY VISITORS , CONNECTIONS, LEADS (MILLIONS) 250 200 150 100 50 2016 2017 2018 2019 Unique Visitors Connections Leads 57 1. Google Analytics

Our Car Shopping Audience is Engaged and Ready to Purchase

CarGurus shoppers are decision makers and auto intenders who have the means to buy a new or used vehicle

74% are the sole head of household[1]

60% have a total household income of $75,000 or more[1]

70% plan to purchase or lease a vehicle within the next three months[1]

And, they're visiting CarGurus right before making a purchase

% OF PURCHASES WITHIN A WEEK[1]


CarGurus
37%
1.4x higher
Other Major US Automotive Marketplaces
27%

1. 2018 CarGurus Buyer Insight Report (February 2019) Comparative set includes Autotrader, Cars.com, Edmunds, KBB, and TrueCar

58

CarGurus is Top of Mind for Consumers 100 Google search interest in CarGurus 90 far exceeds our competitors 80 70 60 50 40 30 20 10 0 2016 2017 2018 2019 CarGurus Autotrader Cars.com Truecar 59 Source: Google (US Only)CarGurus is Top of Mind for Consumers 100 Google search interest in CarGurus 90 far exceeds our competitors 80 70 60 50 40 30 20 10 0 2016 2017 2018 2019 CarGurus Autotrader Cars.com Truecar 59 Source: Google (US Only)

We Have the Largest Audience, but We Still Have Room to Grow 1 THE LARGEST, MOST ENGAGED US AUDIENCE INVESTING TO INCREASE BRAND AWARENESS 2 Unaided Awareness 12% 2.2X 10% Increase Visits Share Unique Visitor Share 8% 6% 4% 2% 0% Q2 2017 Q4 2018 58% 43% 3 Self-Reported Usage 17% 60 1. As measured by presented metrics. Source: Comscore Media Metrix® Multi-Platform, Automotive – Information/Resources, Q1 2019, U.S. (Competitive set includes: CarGurus.com, Autotrader.com, Cars.com, TrueCar.com) 2. CarGurus Brand Tracker survey, June 2017 and December 2018 3. CarGurus Brand Tracker survey, December 2018We Have the Largest Audience, but We Still Have Room to Grow 1 THE LARGEST, MOST ENGAGED US AUDIENCE INVESTING TO INCREASE BRAND AWARENESS 2 Unaided Awareness 12% 2.2X 10% Increase Visits Share Unique Visitor Share 8% 6% 4% 2% 0% Q2 2017 Q4 2018 58% 43% 3 Self-Reported Usage 17% 60 1. As measured by presented metrics. Source: Comscore Media Metrix® Multi-Platform, Automotive – Information/Resources, Q1 2019, U.S. (Competitive set includes: CarGurus.com, Autotrader.com, Cars.com, TrueCar.com) 2. CarGurus Brand Tracker survey, June 2017 and December 2018 3. CarGurus Brand Tracker survey, December 2018

Brand Building Evolves Over Time Preference Awareness Familiarity and Loyalty 61Brand Building Evolves Over Time Preference Awareness Familiarity and Loyalty 61

Playing Catch Up on Brand 1 BRAND AWARENESS AND ESTIMATED TV SPEND (MILLIONS, 2013 – PRESENT) 100% $300 90% $250 80% 70% $200 60% 50% $150 40% $100 30% 20% $50 10% 0% $0 CarGurus AutoTrader Cars.com TrueCar Unaided Awareness Aided Awareness Estimated TV Investment ($ Million) 62 1. Sources: Awareness measures from CarGurus Brand Awareness Tracker Year End 2018. Estimated TV spend from Kantar Media Measurement – estimated TV expenditure January 2013-March 2019). Playing Catch Up on Brand 1 BRAND AWARENESS AND ESTIMATED TV SPEND (MILLIONS, 2013 – PRESENT) 100% $300 90% $250 80% 70% $200 60% 50% $150 40% $100 30% 20% $50 10% 0% $0 CarGurus AutoTrader Cars.com TrueCar Unaided Awareness Aided Awareness Estimated TV Investment ($ Million) 62 1. Sources: Awareness measures from CarGurus Brand Awareness Tracker Year End 2018. Estimated TV spend from Kantar Media Measurement – estimated TV expenditure January 2013-March 2019).

Investing Thoughtfully in TV 63Investing Thoughtfully in TV 63

User Experience is a Critical Driver of Brand 64User Experience is a Critical Driver of Brand 64

Conclusion Largest, Sophisticated Most Traffic Meaningful Engaged Acquisition Brand Upside Audience at Scale 65Conclusion Largest, Sophisticated Most Traffic Meaningful Engaged Acquisition Brand Upside Audience at Scale 65

CarGurus Helps Solve the Customer Acquisition Challenge

WHY DEALERS CHOOSE US

Unmatched US Audience Scale + ATA-Driven Platform = Superior Return on Investment at Scale

66

CarGurus

Basic vs. Enhanced vs. Featured Listing Illustrative Connections Example BASIC LISTING ENHANCED LISTING FEATURED LISTNG Email 100 (anonymized) 70 85 Phone 60 75 û Managed Text / Chat 15 25 û URL Clicks 70 90 û Maps / Direction Clicks 70 90 û Walk-In Traffic û✓✓ Brand Exposure û✓✓ 1-2 12+ 18+ ESTIMATED CARS SOLD VIA CONNECTIONS $2,000-$4,000 $24,000+ $36,000+ ESTIMATED GROSS PROFIT VIA CONNECTIONS 67Basic vs. Enhanced vs. Featured Listing Illustrative Connections Example BASIC LISTING ENHANCED LISTING FEATURED LISTNG Email 100 (anonymized) 70 85 Phone 60 75 û Managed Text / Chat 15 25 û URL Clicks 70 90 û Maps / Direction Clicks 70 90 û Walk-In Traffic û✓✓ Brand Exposure û✓✓ 1-2 12+ 18+ ESTIMATED CARS SOLD VIA CONNECTIONS $2,000-$4,000 $24,000+ $36,000+ ESTIMATED GROSS PROFIT VIA CONNECTIONS 67

Our Large Audience and Strong Value Prop Has Attracted Over 33,000 Global Paying Dealers 1 TOTAL PAYING DEALERS (THOUSANDS) U.S. International 100% US Dealer Penetration Rate International Dealer Penetration Rate 35 90% 30 80% 70% 25 60% 20 50% 15 40% 30% 10 20% 5 10% 0 0% Q1 2016 Q1 2017 Q1 2018 Q1 2019 68 1. Beginning in Q1 2019, international paying dealers includes the impact of PistonHeads.Our Large Audience and Strong Value Prop Has Attracted Over 33,000 Global Paying Dealers 1 TOTAL PAYING DEALERS (THOUSANDS) U.S. International 100% US Dealer Penetration Rate International Dealer Penetration Rate 35 90% 30 80% 70% 25 60% 20 50% 15 40% 30% 10 20% 5 10% 0 0% Q1 2016 Q1 2017 Q1 2018 Q1 2019 68 1. Beginning in Q1 2019, international paying dealers includes the impact of PistonHeads.

We Effectively Serve All Dealer Types PAYING DEALER MIX BY DEALER TYPE MRR BY DEALER TYPE 100% 100% 75% 75% 50% 50% 25% 25% 0% 0% Q1 2017 Q1 2018 Q1 2019 Q1 2017 Q1 2018 Q1 2019 Franchise Independent Franchise Independent 69We Effectively Serve All Dealer Types PAYING DEALER MIX BY DEALER TYPE MRR BY DEALER TYPE 100% 100% 75% 75% 50% 50% 25% 25% 0% 0% Q1 2017 Q1 2018 Q1 2019 Q1 2017 Q1 2018 Q1 2019 Franchise Independent Franchise Independent 69

CarGurus’ Approach to Attribution More CarGurus Influence Walk-In ROI Transparency On Sales Impact SRP and VDP Influence ROI Calculator Direct Closed Sales on Sales Eyes on Our Data Third-Party Case Studies Number of Store Visits Influenced 70CarGurus’ Approach to Attribution More CarGurus Influence Walk-In ROI Transparency On Sales Impact SRP and VDP Influence ROI Calculator Direct Closed Sales on Sales Eyes on Our Data Third-Party Case Studies Number of Store Visits Influenced 70

The ROI Calculator Closing Rates Informed by Closed Sales Data ROI-Based Marketing Increasingly Precise 71The ROI Calculator Closing Rates Informed by Closed Sales Data ROI-Based Marketing Increasingly Precise 71

Dealers Generate Significant ROI from the CarGurus Platform

UNDERSTANDING DEALER'S ROI

$$\text{ROI} = \frac{\text{Connections} \times \text{Close Rate} \times \text{Gross Profit (per car sold)}}{\text{Cost of CarGurus Program}}$$

Illustrative Example

$$\frac{100 \times 10\% \times \$2{,}000}{\$2{,}000/\text{mo.}} = 10.0\text{X ROI}$$

72

CarGurus

CarGurus Impact on Auto Sales[1]


18.5M
Total US Vehicle Sales Influenced in 2018
User Viewed a VDP from Dealer A
User Made a Connection with Dealer A
User Submitted a Lead to Dealer A
10.6% bought a car
from Dealer A
15.5% bought a car
from Dealer A
16.0% bought a car
from Dealer A

73

1. CarGurus study of website activity spanning Q3 and Q4 2018 powered by Oracle Data Cloud, and includes content supplied by IHS Markit, Powered by Polk; Copyright ©IHS Markit, Powered by Polk, 2019. All rights reserved.

CarGurus

Efficient and Consistent Inside Sales Model with Opportunistic Field Presence DEALS PER SALES REPRESENTATIVE MIX OF SALES HEADCOUNT 100% 45 40 35 75% 30 25 50% 20 15 10 25% 5 0 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2017 2017 2018 2018 2018 2018 2019 Q1 2017 Q1 2018 Q1 2019 Deals per Inside Rep Inside Field 74Efficient and Consistent Inside Sales Model with Opportunistic Field Presence DEALS PER SALES REPRESENTATIVE MIX OF SALES HEADCOUNT 100% 45 40 35 75% 30 25 50% 20 15 10 25% 5 0 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2017 2017 2018 2018 2018 2018 2019 Q1 2017 Q1 2018 Q1 2019 Deals per Inside Rep Inside Field 74

Effective Customer Relationship Management Drives Retention and Growth

Contract Signed

- Handoff from Sales to begin formal onboarding process

Dealer Onboarding
(MONTHS 1-3)

- Optimize dealer engagement with program
- Dealer Dashboard training
- At least two performance reviews in first 90 days to proactively address any issues

Dealer Account Management
(MONTHS 4+)

- Designated single point of contact for remainder of customer lifecycle
- 1+ proactive touchpoint every 30 days
- Utilize Dealer Health Score to mitigate churn

75

CarGurus

Effective Customer Relationship Management and High-ROI Platform Drives Dealer Retention INDEXED US LISTINGS MRR CHURN RATE 120 110 100 28% Churn Rate Reduction Since Q4 2016 90 80 70 60 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 76Effective Customer Relationship Management and High-ROI Platform Drives Dealer Retention INDEXED US LISTINGS MRR CHURN RATE 120 110 100 28% Churn Rate Reduction Since Q4 2016 90 80 70 60 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 76

Expansion Opportunities Increasing with New Products and Packaging CONTRIBUTORS TO EXPANSION MRR • MRR increase on annual Renewal renewal cycle 100% 90% 80% 70% • Additional stores in paying dealer groups 60% Cross-Sell • New products 50% 40% 30% • Higher-level listings package 20% Upsell • Increase in dealer 10% inventory 0% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Renewal Cross-Sell Upsell 77Expansion Opportunities Increasing with New Products and Packaging CONTRIBUTORS TO EXPANSION MRR • MRR increase on annual Renewal renewal cycle 100% 90% 80% 70% • Additional stores in paying dealer groups 60% Cross-Sell • New products 50% 40% 30% • Higher-level listings package 20% Upsell • Increase in dealer 10% inventory 0% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Renewal Cross-Sell Upsell 77

New Products Taking Hold and Driving Revenue Growth 1 2 US MULTI-PRODUCT ATTACH INCREASING US AVERAGE ORDER SIZE BY PRODUCT 28% 26% Delivery 19% Audience Retargeting 500+ US Dealers Subscribing to Search 10% 3 or more Products Dealer Display $0 $500 $1,000 $1,500 $2,000 Q4 2016 Q4 2017 Q4 2018 Q1 2019 78 1. Multi-product attach rate defined as number of US listings customers subscribing to at least one of the following: Dealer Display, SEM Plus, Audience Retargeting, or Delivery. 2. Order sizes for Q1 2019.New Products Taking Hold and Driving Revenue Growth 1 2 US MULTI-PRODUCT ATTACH INCREASING US AVERAGE ORDER SIZE BY PRODUCT 28% 26% Delivery 19% Audience Retargeting 500+ US Dealers Subscribing to Search 10% 3 or more Products Dealer Display $0 $500 $1,000 $1,500 $2,000 Q4 2016 Q4 2017 Q4 2018 Q1 2019 78 1. Multi-product attach rate defined as number of US listings customers subscribing to at least one of the following: Dealer Display, SEM Plus, Audience Retargeting, or Delivery. 2. Order sizes for Q1 2019.

Dealer Customer Illustration MRR Connections $5.0x $4.0x $3.1x $2.8x 3.2x 2.8x 2.5x 2.3x 2.0x 1.0x $1.4x 0.3x $1.0x Off-cycle Month 0 Month 1-3 Month 13 Month 19 Month 25 Month 32 Month 40 Lifecycle Initial Year 1 Product Year 3 Product Listings Event Acquisition Renewal Cross-Sell Renewal Cross-Sell Upgrade Listings Basic Enhanced Enhanced Featured Featured Featured Featured Package Dealer Additional Dealer Dealer Display Products Display Display Audience Retargeting 79Dealer Customer Illustration MRR Connections $5.0x $4.0x $3.1x $2.8x 3.2x 2.8x 2.5x 2.3x 2.0x 1.0x $1.4x 0.3x $1.0x Off-cycle Month 0 Month 1-3 Month 13 Month 19 Month 25 Month 32 Month 40 Lifecycle Initial Year 1 Product Year 3 Product Listings Event Acquisition Renewal Cross-Sell Renewal Cross-Sell Upgrade Listings Basic Enhanced Enhanced Featured Featured Featured Featured Package Dealer Additional Dealer Dealer Display Products Display Display Audience Retargeting 79

International Market Launch Process: Platform Built for Rapid Expansion

3-6 MONTHS			COUNTRY-SPECIFIC
1 Website Setup	**2 Country Customization**	**3 Live Site**	**4 Monetization**
• Conduct legal review • Acquire vehicle data ✔ Develop vehicle ontology • Establish inventory partnerships	✔ Localize language, geography, currency ✔ Implement vehicle feed ✔ Build IMV ✔ Optimize for search engine results	✔ Algorithmic traffic acquisition • Grow Inventory	• Build sales process to convert free dealers ✔ Establish customer support ✔ Implement billing for local markets ✔ Launch new products • Brand-building efforts

✔ Internationalized Platform: allows rapid scale of multiple market development concurrently

80

CarGurus

Scaling Our International Business Core Market Successfully Launched International Enterprise Value Competitor (USD) 1 Auto Trader UK $7.5 Billion 1 Schibsted $6.8 Billion 1 Scout24 $6.2 Billion 2 TRADER Corporation $1.1 Billion Launched Launched Launched Launched Launched in 2018 in 2014 in 2015 in 2017 in 2018 81 1. CapitalIQ (2019) 2. Reuters (2018) Scaling Our International Business Core Market Successfully Launched International Enterprise Value Competitor (USD) 1 Auto Trader UK $7.5 Billion 1 Schibsted $6.8 Billion 1 Scout24 $6.2 Billion 2 TRADER Corporation $1.1 Billion Launched Launched Launched Launched Launched in 2018 in 2014 in 2015 in 2017 in 2018 81 1. CapitalIQ (2019) 2. Reuters (2018)

Scaling Our International Business INTERNATIONAL AVERAGE Core Market Successfully Launched 1 MONTHLY UNIQUE USERS (MILLIONS) 11.5 143% CAGR Q1 2016 Q1 2017 Q1 2018 Q1 2019 2 INTERNATIONAL PAYING DEALERS 5,174 235% CAGR Launched Launched Launched Launched Launched in 2018 in 2014 in 2015 in 2017 in 2018 Q1 2016 Q1 2017 Q1 2018 Q1 2019 82 1. Google Analytics; Beginning in Q1 2019, includes the impact of PistonHeads. 2. Beginning in Q1 2019, includes the impact of PistonHeads.Scaling Our International Business INTERNATIONAL AVERAGE Core Market Successfully Launched 1 MONTHLY UNIQUE USERS (MILLIONS) 11.5 143% CAGR Q1 2016 Q1 2017 Q1 2018 Q1 2019 2 INTERNATIONAL PAYING DEALERS 5,174 235% CAGR Launched Launched Launched Launched Launched in 2018 in 2014 in 2015 in 2017 in 2018 Q1 2016 Q1 2017 Q1 2018 Q1 2019 82 1. Google Analytics; Beginning in Q1 2019, includes the impact of PistonHeads. 2. Beginning in Q1 2019, includes the impact of PistonHeads.

Advanced Market Progress: Canada CANADA AVERAGE MONTHLY UNIQUE USERS CANADA PAYING DEALERS 1 (MILLIONS) 72% 69% 1,379 CAGR CAGR 1.7 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2017 Q1 2018 Q1 2019 83 1. Google AnalyticsAdvanced Market Progress: Canada CANADA AVERAGE MONTHLY UNIQUE USERS CANADA PAYING DEALERS 1 (MILLIONS) 72% 69% 1,379 CAGR CAGR 1.7 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2017 Q1 2018 Q1 2019 83 1. Google Analytics

Advanced Market Progress: Canada PROGRESS TOWARDS PROFITABILITY UNIT ECONOMICS STRENGTHENING Indexed Revenue Per Connection Indexed Cost Per Connection Unit Profit Margin Indexed Traffic Acquisition Spend 10.0% 0.0% 180 -10.0% 160 -20.0% 140 -30.0% 120 -40.0% 100 -50.0% 80 -60.0% 60 -70.0% 40 -80.0% 20 -90.0% -100.0% 0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2017 2017 2018 2018 2018 2018 2019 2017 2017 2017 2017 2018 2018 2018 2018 2019 84Advanced Market Progress: Canada PROGRESS TOWARDS PROFITABILITY UNIT ECONOMICS STRENGTHENING Indexed Revenue Per Connection Indexed Cost Per Connection Unit Profit Margin Indexed Traffic Acquisition Spend 10.0% 0.0% 180 -10.0% 160 -20.0% 140 -30.0% 120 -40.0% 100 -50.0% 80 -60.0% 60 -70.0% 40 -80.0% 20 -90.0% -100.0% 0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2017 2017 2018 2018 2018 2018 2019 2017 2017 2017 2017 2018 2018 2018 2018 2019 84

Advanced Market Progress: United Kingdom 2 UK AVERAGE MONTHLY UNIQUE USERS UK PAYING DEALERS 1 (MILLIONS) 88% 172% 3,130 8.2 CAGR CAGR Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2017 Q1 2018 Q1 2019 85 1. Google Analytics; as of Q1 2019, includes average monthly unique visitors from PistonHeads. 2. As of Q1 2019, includes paying dealers from PistonHeads. Advanced Market Progress: United Kingdom 2 UK AVERAGE MONTHLY UNIQUE USERS UK PAYING DEALERS 1 (MILLIONS) 88% 172% 3,130 8.2 CAGR CAGR Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2017 Q1 2018 Q1 2019 85 1. Google Analytics; as of Q1 2019, includes average monthly unique visitors from PistonHeads. 2. As of Q1 2019, includes paying dealers from PistonHeads.

Advanced Market Progress: United Kingdom 1 1 PROGRESS TOWARDS PROFITABILITY UNIT ECONOMICS STRENGTHENING Indexed Revenue Per Connection Indexed Cost Per Connection Unit Profit Margin Indexed Traffic Acquisition Spend 0.0% 200 -10.0% 180 160 -20.0% 140 120 -30.0% 100 80 -40.0% 60 40 -50.0% 20 -60.0% 0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2017 2017 2018 2018 2018 2018 2019 2017 2017 2017 2017 2018 2018 2018 2018 2019 86 1. Excludes the impact of PistonHeadsAdvanced Market Progress: United Kingdom 1 1 PROGRESS TOWARDS PROFITABILITY UNIT ECONOMICS STRENGTHENING Indexed Revenue Per Connection Indexed Cost Per Connection Unit Profit Margin Indexed Traffic Acquisition Spend 0.0% 200 -10.0% 180 160 -20.0% 140 120 -30.0% 100 80 -40.0% 60 40 -50.0% 20 -60.0% 0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2017 2017 2018 2018 2018 2018 2019 2017 2017 2017 2017 2018 2018 2018 2018 2019 86 1. Excludes the impact of PistonHeads

CarGurus and PistonHeads Create a Compelling Platform

PistonHeads

- Passionate community of 5M+ unique visitors[1]
- Iconic brand among car enthusiasts
- Performance car focus
- Favorable perception among dealers

CarGurus + PistonHeads

- Rapidly growing platform
- Viable alternative for dealers
- Compelling platform for consumers
- Complementary capabilities in London, Dublin and Boston

CarGurus

- Market leading tech platform
- Disruptive freemium model
- Search Engine Marketing (SEM) expertise
- Fastest growing UK automotive shopping site[2]
- Investing in brand

1. 2018 average monthly unique visitors as measured by Google Analytics. 2. As measured among its nearest competitors. Source: Comscore MMX® Multi-Platform, Automotive – Information/Resources, Q1 2019, U.K. (Custom-defined list includes: CarGurus.co.uk, Autotrader.co.uk, Motors.co.uk, PistonHeads.com, Gumtree.com), Percent change in average monthly unique visitors from Q1 2018 to Q1 2019.

87 CarGurus

Emerging Market Progress: Germany, Italy, and Spain 1 2 AVERAGE MONTHLY UNIQUE VISITORS (MILLIONS) UNIT ECONOMICS STRENGTHENING Indexed Cost Per Connection 120 214% Y/Y 110 1.6 100 90 80 70 60 50 Q1 2018 Q1 2019 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 88 1. Google Analytics, includes CarGurus’ combined average unique monthly visitors for sites in Germany, Italy, and Spain. 2. Combined indexed cost per connection for sites in Germany, Italy, and Spain.Emerging Market Progress: Germany, Italy, and Spain 1 2 AVERAGE MONTHLY UNIQUE VISITORS (MILLIONS) UNIT ECONOMICS STRENGTHENING Indexed Cost Per Connection 120 214% Y/Y 110 1.6 100 90 80 70 60 50 Q1 2018 Q1 2019 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 88 1. Google Analytics, includes CarGurus’ combined average unique monthly visitors for sites in Germany, Italy, and Spain. 2. Combined indexed cost per connection for sites in Germany, Italy, and Spain.

CarGurus Financial Highlights Strong track Proven Attractive High Scalable record of operating free cash model for quality leverage and revenue replication in flow revenue: profitability international growth recurring, high generation markets in large total retention, and addressable diversified market 89CarGurus Financial Highlights Strong track Proven Attractive High Scalable record of operating free cash model for quality leverage and revenue replication in flow revenue: profitability international growth recurring, high generation markets in large total retention, and addressable diversified market 89

Significant Revenue Scale and Momentum ($ MILLIONS) 39% U.S. International YoY Growth $573.5 $135 $126 43% CAGR $119 $454 $110 $17 $99 $91 $83 $317 $76 $9 $67 $61 $53 $198 $46 $39 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY2016 FY2017 FY2018 FY 2019 Guidance 1 2016 2017 2018 2019 Mid-point 2019 guidance 90 1. CarGurus full year 2019 revenue guidance as stated in its earnings press release dated May 9, 2019.Significant Revenue Scale and Momentum ($ MILLIONS) 39% U.S. International YoY Growth $573.5 $135 $126 43% CAGR $119 $454 $110 $17 $99 $91 $83 $317 $76 $9 $67 $61 $53 $198 $46 $39 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY2016 FY2017 FY2018 FY 2019 Guidance 1 2016 2017 2018 2019 Mid-point 2019 guidance 90 1. CarGurus full year 2019 revenue guidance as stated in its earnings press release dated May 9, 2019.

High Quality Revenue: Recurring and Diversified HIGH RETENTION CUSTOMER MIX U.S. MONTHLY MARKETPLACE SUBSCRIPTION REVENUE DIVERSIFIED MARKETPLACE SUBSCRIPTION REVENUE 1 BY COHORT COMPOUND ($ MILLIONS) ANNUAL CAGR GROWTH Top 10 $45,000,000 $45 2019 Customers $40,000,000 2 $40 5% 37% 2018 $35,000,000 $35 2018 Total 2017 $30,000,000 42% Marketplace $30 2016 $25,000,000 Subscription $25 2015 29% $20,000,000 Revenue: $20 Pre-2015 $406M $15,000,000 $15 34% $10,000,000 $10 Other Customers $5,000,000 $5 32% 95% $0 $0 20 2013 1302 20 2014 1402 20 2015 1502 201 2016 602 20 2017 1702 20 2018 1802 20 2019 1902 91 1. As of 3/31/2019. 2. Reflects paying customers with at least 12 months duration as of 3/31/2019.High Quality Revenue: Recurring and Diversified HIGH RETENTION CUSTOMER MIX U.S. MONTHLY MARKETPLACE SUBSCRIPTION REVENUE DIVERSIFIED MARKETPLACE SUBSCRIPTION REVENUE 1 BY COHORT COMPOUND ($ MILLIONS) ANNUAL CAGR GROWTH Top 10 $45,000,000 $45 2019 Customers $40,000,000 2 $40 5% 37% 2018 $35,000,000 $35 2018 Total 2017 $30,000,000 42% Marketplace $30 2016 $25,000,000 Subscription $25 2015 29% $20,000,000 Revenue: $20 Pre-2015 $406M $15,000,000 $15 34% $10,000,000 $10 Other Customers $5,000,000 $5 32% 95% $0 $0 20 2013 1302 20 2014 1402 20 2015 1502 201 2016 602 20 2017 1702 20 2018 1802 20 2019 1902 91 1. As of 3/31/2019. 2. Reflects paying customers with at least 12 months duration as of 3/31/2019.

1 Near-Term Focus on Growing US AARSD Through Three Levers Grow Increase Unit Connection Adoption Pricing and and Lead of New Product Volume Products Packaging 92 1. Average annual revenue per subscribing dealer.1 Near-Term Focus on Growing US AARSD Through Three Levers Grow Increase Unit Connection Adoption Pricing and and Lead of New Product Volume Products Packaging 92 1. Average annual revenue per subscribing dealer.

We Have Rapidly Grown Connection Volume and Improved Lead Conversion ANNUAL US CONNECTIONS (MILLIONS) LEADS AS A PERCENTAGE OF CONNECTIONS 100% 90% 62 39% CAGR 80% 51 70% 64% 59% 60% 56% 42 50% 40% 23 30% 20% 10% 0% 2015 2016 2017 2018 Q1 2017 Q1 2018 Q1 2019 93We Have Rapidly Grown Connection Volume and Improved Lead Conversion ANNUAL US CONNECTIONS (MILLIONS) LEADS AS A PERCENTAGE OF CONNECTIONS 100% 90% 62 39% CAGR 80% 51 70% 64% 59% 60% 56% 42 50% 40% 23 30% 20% 10% 0% 2015 2016 2017 2018 Q1 2017 Q1 2018 Q1 2019 93

New Products Taking Hold and Driving Revenue Growth 1 2 US MULTI-PRODUCT ATTACH INCREASING US AVERAGE ORDER SIZE BY PRODUCT 28% 26% Delivery 19% Audience Retargeting 500+ US Dealers Subscribing to Search 10% 3 or more Products Dealer Display $0 $500 $1,000 $1,500 $2,000 Q4 2016 Q4 2017 Q4 2018 Q1 2019 94 1. Multi-product attach rate defined as number of US listings customers subscribing to at least one of the following: Dealer Display, SEM Plus, Audience Retargeting, or Delivery. 2. Order sizes for Q1 2019.New Products Taking Hold and Driving Revenue Growth 1 2 US MULTI-PRODUCT ATTACH INCREASING US AVERAGE ORDER SIZE BY PRODUCT 28% 26% Delivery 19% Audience Retargeting 500+ US Dealers Subscribing to Search 10% 3 or more Products Dealer Display $0 $500 $1,000 $1,500 $2,000 Q4 2016 Q4 2017 Q4 2018 Q1 2019 94 1. Multi-product attach rate defined as number of US listings customers subscribing to at least one of the following: Dealer Display, SEM Plus, Audience Retargeting, or Delivery. 2. Order sizes for Q1 2019.

Multi-Product Customers Creating MRR Lift Dealers (MONTHLY RECURRING REVENUE) 1.3x Uplift 1.9x Uplift LISTINGS-ONLY US DEALERS TWO-PRODUCT US DEALERS 3+ PRODUCT US DEALERS 95Multi-Product Customers Creating MRR Lift Dealers (MONTHLY RECURRING REVENUE) 1.3x Uplift 1.9x Uplift LISTINGS-ONLY US DEALERS TWO-PRODUCT US DEALERS 3+ PRODUCT US DEALERS 95

1 Multiple Levers are Contributing to US AARSD Growth Volume Product Unit Pricing and Packaging Sessions Growth 120% 110% 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% -10% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 96 1. Average annual revenue per subscribing dealer.1 Multiple Levers are Contributing to US AARSD Growth Volume Product Unit Pricing and Packaging Sessions Growth 120% 110% 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% -10% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 96 1. Average annual revenue per subscribing dealer.

Expansion Opportunities Increasing with New Products and Packaging CONTRIBUTORS TO EXPANSION MRR • MRR increase on annual Renewal renewal cycle 100% 90% 80% 70% • Additional stores in paying dealer groups 60% Cross-Sell • New products 50% 40% 30% • Higher-level listings package 20% Upsell • Increase in dealer 10% inventory 0% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Renewal Cross-Sell Upsell 97Expansion Opportunities Increasing with New Products and Packaging CONTRIBUTORS TO EXPANSION MRR • MRR increase on annual Renewal renewal cycle 100% 90% 80% 70% • Additional stores in paying dealer groups 60% Cross-Sell • New products 50% 40% 30% • Higher-level listings package 20% Upsell • Increase in dealer 10% inventory 0% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Renewal Cross-Sell Upsell 97

Our Dealer Value Proposition is Reducing Churn INDEXED US LISTINGS MRR CHURN 120 110 100 28% Churn Rate Reduction Since Q4 2016 90 80 70 60 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 98Our Dealer Value Proposition is Reducing Churn INDEXED US LISTINGS MRR CHURN 120 110 100 28% Churn Rate Reduction Since Q4 2016 90 80 70 60 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 98

Despite High Account Penetration, Our Core Business Has Long Growth Runway

ROOM TO GROW AUDIENCE

Unaided Awareness[1]



12%
10%
8%
6%
4%
2%
0%
2.2X Increase
Q2 2017
Q4 2018

Visits Share[2]

Unique Visitor Share[2]



58%
43%

INCREASING DEALER WALLET SHARE (MILLIONS)



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
US Dealer Digital Marketing Spend3
2018 CarGurus US Marketplace Subscription Revenue

99 1. CarGurus Brand Tracker survey, June 2017 and December 2018 2. Source: Comscore Media Metrix® Multi-Platform, Automotive – Information/Resources, Q1 2019, U.S. (Competitive set includes: CarGurus.com, Autotrader.com, Cars.com, TrueCar.com) 3. Borrell (2018)

CarGurus

Advertising Business Scaling with Our Audience US Advertising and Other Int'l Advertising and Other $16,000 $14,000 31% $12,000 CAGR $10,000 $8,000 $6,000 $4,000 $2,000 $- Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 100Advertising Business Scaling with Our Audience US Advertising and Other Int'l Advertising and Other $16,000 $14,000 31% $12,000 CAGR $10,000 $8,000 $6,000 $4,000 $2,000 $- Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 2018 2018 2019 100

We Have a Large International Opportunity 1 2 TOTAL PAYING DEALERS (THOUSANDS) LARGE DEALER ADDRESSABLE MARKET U.S. International 55 98 30% 33 CAGR 31 31 30 29 28 27 25 23 21 19 17 43 15 Q1 2016 Q1 2017 Q1 2018 Q1 2019 U.S. Market International All Current Markets Markets 101 1. Beginning in Q1 2019, includes paying dealers from PistonHeads. 2. Estimates from NADA (2018), NIADA (2018), Autobiz (2016), Investment bank research (2017),. We Have a Large International Opportunity 1 2 TOTAL PAYING DEALERS (THOUSANDS) LARGE DEALER ADDRESSABLE MARKET U.S. International 55 98 30% 33 CAGR 31 31 30 29 28 27 25 23 21 19 17 43 15 Q1 2016 Q1 2017 Q1 2018 Q1 2019 U.S. Market International All Current Markets Markets 101 1. Beginning in Q1 2019, includes paying dealers from PistonHeads. 2. Estimates from NADA (2018), NIADA (2018), Autobiz (2016), Investment bank research (2017),.

Potential Product Universe Unlocks Large TAM

US NEW AND USED CAR RETAIL SALES: $1.4T[1]

P2P | FINANCE | INSURANCE WARRANTY | TRADE-IN

$6B
Total US Value[2]

$3B
US Used Car Loan Commissions[3]

CONSUMER LIFECYCLE → LISTINGS MARKETPLACE ← DEALER MANAGEMENT

Increase Consumer Retention
+
Reduce Cost of Customer Acquisition

$13.9B
US Dealer Digital Marketing Spend[4]

$5.3B
US Dealer Software Spend[5]

$3.3B
US OEM Display Ad Spend[6]

MULTIPLE COUNTRIES

$23B
International Total Automotive Advertising Spend[7]

1. BEA (2018), Edmunds (2018), Mannheim (2018) 2. Borrell (2018), Internal Estimates 3. Transunion (2018), Internal Estimates 4. Borrell (2018) 5. Investment bank research (2019) 6. Borrell (2018) 7. Investment bank research (2019); spend includes Canada, UK, Germany, Italy and Spain

102

CarGurus

Strong Financial Position to Support Long-Term Growth As of 3/31/2019 Select Balance Sheet Accounts ($, Thousands) Assets TTM as of 3/31/2019 Select Cash Flow Statement Accounts Cash and Cash Equivalents 29,939 ($, Thousands) Investment 108,500 Cash from Operating Activities Accounts Receivable 15,111 Net Income 72,259 Property and Equipment 26,550 Depreciation and Amortization 5,419 Goodwill 15,582 Stock-Based Compensation Expense 24,662 Restricted Cash 2,668 Total GAAP Cash from Operating Activities 55,034 Total Assets 331,927 Cash from Investing Activities Liabilities Purchase of Property and Equipment (11,222) Accounts Payable 35,253 Capitalization of Website Development Costs (1,752) Deferred Revenue 8,942 1 Total Non-GAAP Free Cash Flow 42,060 Operating Lease Liabilities 60,442 Total Liabilities 120,918 Total Stockholders’ Equity 211,009 1. Reconciliation of this non-GAAP financial measure is presented above. We define Free Cash Flow as cash flow from operations, adjusted to include purchases of property and equipment and capitalization of 103 website development costs. We have presented Free Cash Flow because it is a measure of our financial performance that represents the cash that we are able to generate after expenditures required to maintain or expand our asset base.Strong Financial Position to Support Long-Term Growth As of 3/31/2019 Select Balance Sheet Accounts ($, Thousands) Assets TTM as of 3/31/2019 Select Cash Flow Statement Accounts Cash and Cash Equivalents 29,939 ($, Thousands) Investment 108,500 Cash from Operating Activities Accounts Receivable 15,111 Net Income 72,259 Property and Equipment 26,550 Depreciation and Amortization 5,419 Goodwill 15,582 Stock-Based Compensation Expense 24,662 Restricted Cash 2,668 Total GAAP Cash from Operating Activities 55,034 Total Assets 331,927 Cash from Investing Activities Liabilities Purchase of Property and Equipment (11,222) Accounts Payable 35,253 Capitalization of Website Development Costs (1,752) Deferred Revenue 8,942 1 Total Non-GAAP Free Cash Flow 42,060 Operating Lease Liabilities 60,442 Total Liabilities 120,918 Total Stockholders’ Equity 211,009 1. Reconciliation of this non-GAAP financial measure is presented above. We define Free Cash Flow as cash flow from operations, adjusted to include purchases of property and equipment and capitalization of 103 website development costs. We have presented Free Cash Flow because it is a measure of our financial performance that represents the cash that we are able to generate after expenditures required to maintain or expand our asset base.

US Audience Unit Economics Support Future Margin Expansion Unit Profit Margin Indexed US Listings Revenue Per Connection Indexed US Cost Per Connection 140 100% 90% 80% 70% 60% 100 50% 40% 30% 20% 10% 60 0% Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2018 2018 2018 2018 2019 104US Audience Unit Economics Support Future Margin Expansion Unit Profit Margin Indexed US Listings Revenue Per Connection Indexed US Cost Per Connection 140 100% 90% 80% 70% 60% 100 50% 40% 30% 20% 10% 60 0% Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 2018 2018 2018 2018 2019 104

Long-Term Target Model Progression Since IPO

Percent of Revenue	2016	2017	2018[1]	Q1 2019[1]	Long-Term Target
Gross Margin	95%	94%	95%	94%	93% – 95%
Sales & Marketing %	78%	74%	69%	67%	43% – 47%
Product, Technology, Development %	6%	7%	11%	12%	9% – 11%
G&A %	6%	7%	9%	9%	5% – 6%
Depreciation & Amortization %	1%	1%	1%	1%	1% – 2%
Adjusted EBITDA[2] Margin	6%	8%	11%	12%	32% – 34%
GAAP Operating Margin	4%	5%	5%	5%	29% – 31%
U.S. Segment GAAP Operating Margin	14%	14%	13%	14%	

1. Reflects adoption and impact of Accounting Standards Certification Topic 606, *Revenue from Contracts with Customers*. 2. Please see the Appendix to this presentation for a reconciliation of this non-GAAP measure.

105

CarGurus

Our Recurring Revenue Stream is Insulated From Auto Market Cyclicality LISTINGS PROVIDE SUPERIOR DEALER ROI USED CAR SALES ARE MORE DURABLE THROUGH A 1 MARKET CYCLE Listings Used Car Units (Millions) Y/Y Growth 50 20% 10% Search 40 0% 30 -10% 20 Display Ads -20% 10 -30% $ 0 -40% Offline New Car Units (Millions) Y/Y Growth 20 20.0% 10.0% 15 0.0% 10 -10.0% -20.0% 5 -30.0% LOW ROI HIGH ROI 0 -40.0% 106 1. BEA (2018), Edmunds (2017), Mannheim (2018). 2000 2000 2001 2001 2002 2002 2003 2003 2004 2004 2005 2005 2006 2006 2007 2007 2008 2008 2009 2009 2010 2010 2011 2011 2012 2012 2013 2013 2014 2014 2015 2015 2016 2016 2017 2017 2018 2018Our Recurring Revenue Stream is Insulated From Auto Market Cyclicality LISTINGS PROVIDE SUPERIOR DEALER ROI USED CAR SALES ARE MORE DURABLE THROUGH A 1 MARKET CYCLE Listings Used Car Units (Millions) Y/Y Growth 50 20% 10% Search 40 0% 30 -10% 20 Display Ads -20% 10 -30% $ 0 -40% Offline New Car Units (Millions) Y/Y Growth 20 20.0% 10.0% 15 0.0% 10 -10.0% -20.0% 5 -30.0% LOW ROI HIGH ROI 0 -40.0% 106 1. BEA (2018), Edmunds (2017), Mannheim (2018). 2000 2000 2001 2001 2002 2002 2003 2003 2004 2004 2005 2005 2006 2006 2007 2007 2008 2008 2009 2009 2010 2010 2011 2011 2012 2012 2013 2013 2014 2014 2015 2015 2016 2016 2017 2017 2018 2018

Reaffirming 2Q19 and FY 2019 Guidance[1]

	2Q19[2]	FY 2019[3]
Revenue	$138M - $141M	$569M - $578M
Non-GAAP Operating Income	$8M - $10M	$50M - $56M
Non-GAAP Earnings Per Share	$0.06 - $0.08	$0.39 - $0.43

1. Guidance provided by CarGurus in the Company's earnings press release dated May 9, 2019, furnished as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on May 9, 2019.
2. The second quarter 2019 non-GAAP earnings per share calculation assumes 114.0 million diluted weighted-average common shares outstanding. Guidance does not include any potential impact of foreign currency exchange gains or losses.
3. The full-year non-GAAP earnings per share calculation assumes 114.5 million diluted weighted-average common shares outstanding. Guidance does not include any potential impact of foreign currency exchange gains or losses.

Note: CarGurus has not reconciled its non-GAAP operating income guidance to GAAP operating income, or its non-GAAP EPS guidance to GAAP EPS, because stock-based compensation and amortization of intangible assets, the reconciling items between such GAAP and non-GAAP financial measures, cannot be reasonably predicted due to, as applicable, the timing, amount, valuation and number of future employee equity awards, and the occurrence of acquisitions and therefore cannot be determined without unreasonable effort.

107

CarGurus

Appendix: Reconciliation of Net Income to Adjusted EBITDA 2016 2017 2018 Q1 2019 ($ MILLIONS) $6.5 $13.2 $65.2 $12.6 Net Income Depreciation and Amortization 2.1 3.8 5.0 1.6 Stock-based Compensation Expense 0.3 5.0 20.8 7.7 Other Expense, Net (0.4) (0.6) (2.3) (1.6) (Benefit from)/Provision for Income Taxes 2.4 2.6 (39.7) (3.5) Adjusted EBITDA $11.0 $24.1 $49.0 $16.7 Note: We define Adjusted EBITDA as GAAP net income, adjusted to exclude: depreciation and amortization, stock-based compensation expense, other income, net, the (benefit from) provision for income taxes, and certain one-time, non-recurring items, if and when applicable. We have presented Adjusted EBITDA because it is a key measure used by our management and board of directors to understand and evaluate our operating performance, generate future operating plans, and make strategic decisions regarding the allocation of capital. In particular, we believe that the exclusion of certain items in calculating Adjusted EBITDA can produce a useful measure for period-to-period comparisons of our business. 108Appendix: Reconciliation of Net Income to Adjusted EBITDA 2016 2017 2018 Q1 2019 ($ MILLIONS) $6.5 $13.2 $65.2 $12.6 Net Income Depreciation and Amortization 2.1 3.8 5.0 1.6 Stock-based Compensation Expense 0.3 5.0 20.8 7.7 Other Expense, Net (0.4) (0.6) (2.3) (1.6) (Benefit from)/Provision for Income Taxes 2.4 2.6 (39.7) (3.5) Adjusted EBITDA $11.0 $24.1 $49.0 $16.7 Note: We define Adjusted EBITDA as GAAP net income, adjusted to exclude: depreciation and amortization, stock-based compensation expense, other income, net, the (benefit from) provision for income taxes, and certain one-time, non-recurring items, if and when applicable. We have presented Adjusted EBITDA because it is a key measure used by our management and board of directors to understand and evaluate our operating performance, generate future operating plans, and make strategic decisions regarding the allocation of capital. In particular, we believe that the exclusion of certain items in calculating Adjusted EBITDA can produce a useful measure for period-to-period comparisons of our business. 108